EXHIBIT 10.5
UTAH DEPARTMENT OF HEALTH
Box 143104
288 North 1460 West, Salt Lake City, Utah 84114-3104
CONTRACT AMENDMENT

H0535503		066222

Department Log Number		State Contract Number
	Amendment Number 03

1.	CONTRACT NAME:

The name of this Contract is Health Plan - Molina.

2.	CONTRACTING PARTIES:

This Contract Amendment is between the Utah Department of Health (DEPARTMENT), and Molina Healthcare of Utah (CONTRACTOR).

3.	PURPOSE OF CONTRACT AMENDMENT:

To extend the Contract period from June 30, 2007 to December 31, 2007 and to increase the Contract amount to cover the additional six months. The DEPARTMENT and the CONTRACTOR will negotiate a new savings sharing provision for State Fiscal Year 2008.

4.	CHANGES TO CONTRACT:

	A.	On Page 1, paragraph 3, CONTRACT PERIOD, is changed to read as follows:

“The service period of this Contract will be January 1, 2006 through December 31, 2007, unless terminated or extended by agreement and in accordance with the terms and conditions of this Contract. This Contract may be extended 2 times, at the option of the DEPARTMENT, by means of an amendment to this Contract. Such extension must be in writing.”

	B.	On Page 1, paragraph 4, CONTRACT AMOUNT, is changed to read as follows:

“The CONTRACTOR will be paid up to a maximum amount of $285,250,000.00 in accordance with the provisions in this Contract. This Contract is funded with 71.26% Federal funds and with 28.74% State funds. The CFDA# is 93.778 and relates to the Federal funds provided.

	C.	On Page 4, of Attachment F, paragraph C (Savings Sharing Provision for FY2007) is modified to add the following: “The parties will negotiate a savings sharing provision for FY 2008 and amend this Contract to reflect that agreement. It is the intention of the parties that the FY 2008 savings sharing provision be effective July 1, 2007. This updated savings sharing provision for FY 2008 is conditional on approval from Centers for Medicare and Medicaid Services (CMS).”

	D.	All other provisions of the Agreement remain unchanged.

5.	EFFECTIVE DATE OF AMENDMENT: This amendment is effective July 1, 2007.

6.	If the Contractor is not a local public procurement unit as defined by the Utah Procurement Code (UCA § 63-56-5), this Contract Amendment must be signed by a representative of the State Division of Finance and the State Division of Purchasing to bind the State and the Department to this Contract Amendment.

7.	This Contract, its attachments, and all documents incorporated by reference constitute the entire agreement between the parties and supercede all prior negotiations, representations, or agreements, either written or oral between the parties relating to the subject matter of this Contract.
IN WITNESS WHEREOF, the parties sign this Contract Amendment.

CONTRACTOR: Molina Healthcare of Utah			UTAH DEPARTMENT OF HEALTH

By:	/s/ Paul Muench	7/10/07	By:	/s/ Shari A. Watkins, C.P.A.	7/18/07

	Signature of Authorized Individual	Date		Shari A. Watkins, C.P.A.	Date
Director
Print Name:	Paul Muench			Office of Fiscal Operations

Title:	Executive Director
CONTRACT RECEIVED AND PROCESSED BY
				DIVISION OF FINANCE	JULY 30, 2007
				State Finance:	Date

				/s/ Apichino	JULY 27, 2007
				State Purchasing:	Date